UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 North Pepper Road, Lake Barrington, IL		60010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (847) 382-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 1.01 – Entry in to a Material Definitive Agreement

On February 1, 2008, Registrant entered into a Supply and License Agreement (“Agreement”) with S.C. Johnson & Son, Inc. (“SC Johnson”) pursuant to which Registrant manufactures and sells to SC Johnson, or its designee, certain home food management products to be sold under the ZipLoc® name.  The Agreement is for an initial term expiring on June 30, 2011 and provides for two renewal terms of two years each, at the option of SC Johnson.  The Agreement does not include a commitment on the part of SC Johnson to purchase any specific quantities of the Products.

On February 11, 2011, Registrant received notice from SC Johnson of the renewal of the Agreement for an additional two year term commencing on July 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation (Registrant)

Date: February 15, 2011	By:	/s/ Stephen M. Merrick
Stephen M. Merrick
Executive Vice President